SUPPLEMENT DATED OCTOBER 7, 2019
To the following variable annuity prospectuses dated April 29, 2019:
ALLIANZ VISIONSM VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
ALLIANZ CONNECTIONSSM VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued from May 2, 2011 through April 26, 2013
ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life® Variable Account B
and
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. The investment options referenced below may not be offered in certain annuity products listed above. See your product prospectus for investment option availability and see your Investment Option prospectus for further information regarding the following updates.

1.	Effective on or about November 15, 2019, the name will change for the following Investment Option:

Current Name	New Name
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio
2.
The Board of Trustees of the Allianz Variable Insurance Products Fund of Funds Trust has approved changes to the name, investment objective and principal investment strategies of the AZL MVP BlackRock Global Strategy Plus Fund, to be carried out beginning on or about September 30, 2019, and completed by on or about December 6, 2019. Accordingly, the following changes are effective on or about November 15, 2019:

Current Name	New Name
AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP Global Balanced Index Strategy Fund
In section 5, Investment Options, the section of the table related to the above mentioned Investment Option, will change to read as follows:
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
ALLIANZ FUND OF FUNDS
Allianz Investment Management LLC	AZL MVP Global Balanced Index Strategy Fund	Specialty	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 95%) in a combination of three underlying funds including , AZL MSCI Global Equity Index Fund (42.5%), AZL MSCI Emerging Markets Equity Index Fund (5%), and AZL Enhanced Bond Index Fund (47.5%) under normal market conditions, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.

PRO-008-0519
(VSN-400,VSN-159,CNT-400,CNT-062WW,VNY-400,VNY-146)